Exhibit G-1, Lattice Group plc Subsidiaries



ACTIVE COMPANIES

TRANSCO


------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Capital Inc          Vehicle used for raising funding in the US            28 September 1990  USA
                                     as part of Transco's commercial paper
                                     programme.

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Finance (No 1)       Special purpose finance company for Transco.            7 February 1996  Cayman Islands
Limited
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Finance (No 2)       Special purpose finance company for Transco.               30 June 1995  Cayman Islands
Limited
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Finance (No 3)       Special purpose finance company for Transco.          24 September 2001  UK
Limited
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Finance (No 4)       Special purpose finance company for Transco.             3 October 2001  Cayman Islands
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Finance (No 5)       Special purpose finance company for Transco.              14 March 2002  UK
Limited
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Finance (No 6)       Special purpose finance company for Transco.              22 March 2002  Cayman Islands
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco Finance Inc          Special purpose finance company for Transco.           26 February 1988  USA
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
British Transco International        Special purpose finance company for Transco.            18 January 1982  Netherlands
Finance BV
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Joint Radio Company Limited          Licence holder for radio spectrum allocated            14 November 1994  UK
                                     to various utilities (including Transco) to
                                     enable them to run private mobile radio
                                     networks. 50% joint venture with Electricity
                                     Association Services Limited.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Transco Holdings Plc                 The Company is the holding company of all              27 November 1998  UK
                                     the subsidiary companies within the Lattice
                                     Group connected with Transco's regulated
                                     activities, for a full description see
                                     "Amendment No 1 to Form U-1 Application/
                                     Declaration under the Public Utility
                                     Holding Company Act of 1935" for National
                                     Grid Group plc and Lattice Group plc.


Exhibit G-1, Lattice Group plc Subsidiaries

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Transco Metering Services Limited    Transco Metering Services Limited carries               2 February 1999  UK
                                     out meter installation, metering services
                                     and maintenance on behalf of Transco.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Transco Plc                          Owner, operator and developer of the                       1 April 1986  UK
                                     substantial majority of Great Britain's gas
                                     transportation system, for a full
                                     description see "Amendment No 1 to Form U-1
                                     Application/Declaration under the Public
                                     Utility Holding Company Act of 1935" for
                                     National Grid Group plc and Lattice Group
                                     plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

LATTICE ENTERPRISES - ADVANTICA

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Advantica Corporate Ventures         Made strategic investments in the equity of            11 December 1989  UK
Limited                              innovative businesses developing
                                     engineering and technology applications for
                                     utility and energy-infrastructure companies.
                                     The Company does not intend to make any new
                                     investments.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Advantica Technologies Inc           Marketing under the Advantica Technologies             17 February 1999  USA
                                     brand including delivery of technical and
                                     engineering services to gas and liquid
                                     pipelines in North America.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Advantica Technologies Limited       Provider of technical and engineering                  18 December 1996  UK
                                     solutions to companies within the energy
                                     sector and utility infrastructure owners
                                     and operators, for a full description see
                                     "Amendment No 1 to Form U-1
                                     Application/Declaration under the Public
                                     Utility Holding Company Act of 1935" for
                                     National Grid Group plc and Lattice Group
                                     plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Cogsys Limited                       Development and marketing of real time and              2 December 1998  UK
                                     intelligent computer software systems for
                                     companies involved in the oil and gas
                                     sector. 87.7% of the Company's issued share
                                     capital is owned by the Lattice Group.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Interotex Limited                    The Company develops and licenses                            2 May 1996  UK
                                     proprietary gas heat pump technology
                                     throughout the world. 38.6% of the issued
                                     share capital is owned by the Advantica
                                     sub-group.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Risx Limited                         Marketing under the Advantica Technology                14 October 1996  UK
                                     brand, Risx Limited is a safety and risk
                                     management consultancy company which
                                     provides services to a variety of on and
                                     offshore oil and gas operators, contractors,
                                     drilling and chemical companies in the UK
                                     and overseas.


Exhibit G-1, Lattice Group plc Subsidiaries

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Stoner Associates Australasia Pty    Marketing under the Advantica Stoner brand,             14 January 2000  Australia
Limited                              Stoner Associates Australia PTY provides
                                     simulation software and related engineering
                                     consulting services to enhance the
                                     performance of energy and water delivery
                                     networks in Australia and South East Asia.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Stoner Associates Europe Limited     Marketing under the Advantica Stoner brand,               20 March 1991  UK
                                     Stoner Associates Europe Limited provides
                                     simulation software and related engineering
                                     consulting services to enhance the
                                     performance of energy and water delivery
                                     networks in the UK and the rest of Europe.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Stoner Associates, Inc               Marketing under the Advantica Stoner brand,            22 February 1972  USA
                                     Stoner Associates Inc provides network
                                     performance and customer behaviour knowledge
                                     solutions that enable energy and water
                                     delivery companies to make and deliver on
                                     operationally sound business decisions.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

LATTICE ENTERPRISES - CONNECTIONS

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Fulcrum Connections Limited          The Company provides gas connection services            2 February 1999  UK
                                     to the national pipeline infrastructure in
                                     the UK, for a full description see
                                     "Amendment No 1 to Form U-1
                                     Application/Declaration under the Public
                                     Utility Holding Company Act of 1935" for
                                     National Grid Group plc and Lattice Group
                                     plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

LATTICE ENTERPRISES - ENERGY SERVICES

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Energy Services Limited      The Company provides a range of                        19 December 1996  UK
                                     infrastructure services to industrial and
                                     commercial customers and developers, in the
                                     gas, water and electricity markets, for a
                                     full description see "Amendment No 1 to Form
                                     U-1 Application/ Declaration under the
                                     Public Utility Holding Company Act of 1935"
                                     for National Grid Group plc and Lattice
                                     Group plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

LATTICE ENTERPRISES - PROPERTIES

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Property Portfolio Limited   The Company is the holding company of the                16 August 1990  UK
                                     Group's property companies.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Property Holdings Limited    Ownership and management of the Group's                    24 June 1999  UK
                                     property portfolio (excluding Transco
                                     operational land). The company also
                                     undertakes remediation work on sites
                                     contaminated because of former gas works
                                     use, for a full description see "Amendment
                                     No 1 to Form U-1 Application/Declaration
                                     under the Public Utility Holding Company Act
                                     of 1935" for National Grid Group plc and
                                     Lattice Group plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Port Greenwich Limited               The company is a property holding company                   6 June 1989  UK
                                     acquiring land already identified as
                                     surplus from fellow subsidiaries and holds
                                     it, developing infrastructure where
                                     necessary to facilitate sales. At 31 March
                                     2002, the property assets of the company
                                     represented 2.4% of the property assets of
                                     the entire Property Business Unit.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Land Investments Limited     The company is a property holding company                  12 June 1989  UK
                                     which owns land declared surplus by the
                                     utility.  The land held is managed whilst
                                     contamination issues are resolved prior to
                                     disposal.  At 31 March 2002, the property
                                     assets of Lattice Land Investments
                                     represented 3.7% of the property assets of
                                     the entire Property Business Unit.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

LATTICE ENTERPRISES - THE LEASING GROUP

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Aquila Truck Centres Limited         Sale of trucks, spare parts and the service               6 August 1993  UK
                                     and repair of trucks and trailers. Also acts
                                     as a reseller of end of lease vehicles
                                     supplied by The Leasing Group plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Bynx Africa (Pty) Limited            Provision of leasing related software and                 25 March 1993  South Africa
                                     consulting services for Southern Hemisphere
                                     markets.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Bynx Europe Limited                  Provision of leasing related software and                27 August 1993  UK
                                     consulting services for UK and European
                                     markets.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Bynx Limited                         The Company is the holding company for the             18 December 1996  UK
                                     Bynx group of companies. 50.1% of the
                                     Company's issued share capital is owned by
                                     the Lattice Group.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
The Leasing Group (December)         The Company's principal activity is the               10 September 1991  UK
Limited                              leasing of plant, machinery and motor
                                     vehicles.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
The Leasing Group (June) Limited     The Company does not trade having                      17 December 1991  UK
                                     transferred its assets to The Leasing Group
                                     (December) Limited in January 2001.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
The Leasing Group (March) Limited    The Company does not trade having                          8 April 1991  UK
                                     transferred its assets to The Leasing Group
                                     (December) Limited in January 2001.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
The Leasing Group (September)        The Company does not trade having                       28 January 1992  UK
Limited                              transferred its assets to The Leasing Group
                                     (December) Limited in January 2001.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
The Leasing Group Public Limited     Fleet management of plant, machinery and                    26 May 1995  UK
Company                              motor vehicles, for a full description see
                                     "Amendment No 1 to Form U-1
                                     Application/Declaration under the Public
                                     Utility Holding Company Act of 1935" for
                                     National Grid Group plc and Lattice Group
                                     plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
TLG Fire Engineering Services        Maintenance of vehicles and equipment                  7 September 2000  UK
Limited
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
TLG Fire Services Limited            Fleet and asset management services                    7 September 2000  UK
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

TELECOMS - 186K

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
186K Limited                         Owner, operator and developer of UK fibre                  9 April 1999  UK
                                     optic network, for a full description see
                                     "Amendment No 1 to Form U-1
                                     Application/Declaration under the Public
                                     Utility Holding Company Act of 1935" for
                                     National Grid Group plc and Lattice Group
                                     plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

TELECOMS - SST

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Aerial Group Limited                 Holding company within the SST sub-group of               27 March 1997  UK
                                     companies.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Aerial Sites plc                     The Company manages radio mast sites.                  13 November 1979  UK
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Aerial UK limited                    Holding company within SST sub-group of                 10 January 1989  UK
                                     companies.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
RT Masts Limited                     Installation and commissioning of                       22 January 1986  UK
                                     telecommunications systems and structures.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
SST (UK) Limited                     The Company is an infrastructure management            10 February 2000  UK
                                     company which, with its subsidiary
                                     companies, develops sites for
                                     telecommunication masts and related services.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
STC International Holdings Limited   Holding company within the Group's                     14 November 2000  UK
                                     telecommunications sub-group of companies.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

TELECOMS - OTHER

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Bulldog Communications Limited       Lattice Group Holdings has a 20% stake in                   25 May 2000  UK
                                     Bulldog, which provides high speed internet
                                     services via Digital Subscriber Line (DSL)
                                     technology using British Telecom's copper
                                     wire telephone network.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Telecom Finance (No 1)       Special purpose finance vehicle providing               16 January 2002  Isle of Man
Limited                              finance for the Group's telecommunications
                                     subsidiaries.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Telecommunications Asset     The Company is involved in the sourcing of                27 March 2000  UK
Development Company Limited          property portfolios by holding licences (for
                                     sites transferred to the Company from
                                     Transco) with SST (UK) Ltd to enable that
                                     company to develop such sites for
                                     telecommunication purposes.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Tadco Telecom Holdings B.V.          The Company is in the course of members'                   16 June 2000  Netherlands
                                     voluntary
                                     liquidation.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Telecom International Holdings       The Company is the holding company for the                  22 May 2000  UK
Limited                              Group's investments in telecommunication
                                     companies/businesses and related services.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Urband Limited                       Joint venture between Lattice Group Holdings           21 December 2000  UK
                                     and Thames Water to build a fibre optic
                                     network around London. The Company is a
                                     50/50 joint venture.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

CORPORATE

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Name of Company                      Business Description                           Date of Incorporation     Country of
                                                                                                              Incorporation
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Beegas Nominees Limited              Holds securities, properties and other                     9 April 1985  UK
                                     assets as nominee for the Trustees of the
                                     Lattice Group Pension Scheme.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Eastlands (Benefits                  Provision of payroll, pensions                           10 August 1998  UK
Administration) Limited              administration and accounting services, for
                                     a full description see "Amendment No 1 to
                                     Form U-1 Application/ Declaration under the
                                     Public Utility Holding Company Act of 1935"
                                     for National Grid Group plc and Lattice
                                     Group plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Group Employee Benefit       Provision of Trustee services to the Lattice               27 July 2000  UK
Trust Limited                        Group, in accordance with the terms of the
                                     Trust Deed of the Lattice Group Employee
                                     Benefit Trust dated 31 August 2001.

------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Group Holdings Limited       The Company is the holding company of all                  28 July 2000  UK
                                     subsidiaries within the Lattice Group not
                                     connected with Transco, for a full
                                     description see "Amendment No 1 to Form U-1
                                     Application/Declaration under the Public
                                     Utility Holding Company Act of 1935" for
                                     National Grid Group plc and Lattice Group
                                     plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Group International          Holding company for certain wholly-owned                7 November 2000  UK
Holdings Limited                     overseas subsidiary companies within the
                                     Lattice Group.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Group Plc                    Ultimate parent company of the Group, for a            29 December 1999  UK
                                     full description see "Amendment No 1 to Form
                                     U-1 Application/Declaration under the Public
                                     Utility Holding Company Act of 1935" for
                                     National Grid Group plc and Lattice Group
                                     plc.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Group Trustees Limited       Provision of Trustee services to the Lattice          27 September 2000  UK
                                     Group, in accordance with the terms of the
                                     Trust Deed and Rules dated 16 October 2000
                                     of the Lattice Group All Employee Share
                                     Ownership Plan and the Trust Deed dated 11
                                     February 2002 of the Lattice Group Employee
                                     Share Ownership Trust.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------



Exhibit G-1, Lattice Group plc Subsidiaries

Lattice Group US Holdings, Inc.      Holding company for certain wholly-owned                 5 January 2001  USA
                                     overseas subsidiary companies within the
                                     Lattice Group.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Insurance Company Limited    Lattice Group captive general insurance                  1 October 1986  Isle of Man
                                     company.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Lattice Intellectual Property        Holding the corporate trademarks and patents               17 July 1992  UK
Limited                              of the ultimate parent undertaking, Lattice
                                     Group plc and its subsidiaries and
                                     immediate parent company for the Group's
                                     "name protection" companies.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------
Stargas Nominees Limited             Holds securities, properties and other                  1 February 1985  UK
                                     assets as nominee for the Trustees of the
                                     Lattice Group Pension Scheme.
------------------------------------ ---------------------------------------------- ------------------------- ----------------------

Exhibit G-1 Lattice Group plc Subsidiaries


NON-ACTIVE COMPANIES

------------------------------------------------------- ---------------------
              Name of Company                           Date of Incorporation

------------------------------------------------------- ---------------------
186k (Employers) Limited                                      2 January 2001
------------------------------------------------------- ---------------------
99.999 Limited                                                  31 July 2000
------------------------------------------------------- ---------------------
Advantica QA Limited                                          17 August 1995
------------------------------------------------------- ---------------------
Advantica Stoner Limited                                        18 June 2002
------------------------------------------------------- ---------------------
Advantica Technologies (Employers) Limited                     30 March 1999
------------------------------------------------------- ---------------------
Aerion Fund Management (Employers) Limited                 18 September 1997
------------------------------------------------------- ---------------------
AGL Systems International Limited                           12 November 1987
------------------------------------------------------- ---------------------
Amatics Limited                                                18 April 2002
------------------------------------------------------- ---------------------
Ample Design Limited                                             12 May 1995
------------------------------------------------------- ---------------------
Aquila Truck Centres (Employers) Limited                      2 January 2001
------------------------------------------------------- ---------------------
Arterion Limited                                               3 August 2000
------------------------------------------------------- ---------------------
Arterion (Employers) Limited                                    27 June 2002
------------------------------------------------------- ---------------------
Arterion Technologies Limited                                  3 August 2000
------------------------------------------------------- ---------------------
Assethall Limited                                            9 December 1988
------------------------------------------------------- ---------------------
Contiguous (Employers) Limited                                   31 May 2002
------------------------------------------------------- ---------------------
Contiguous Limited                                               31 May 2002
------------------------------------------------------- ---------------------
Eastlands (Benefits Administration)                           2 January 2001
(Employers) Limited
------------------------------------------------------- ---------------------
Eastlands Limited                                              15 March 2002
------------------------------------------------------- ---------------------
Fastnet Caloosahatchee Communications Limited                    9 July 2001
------------------------------------------------------- ---------------------
First Connect (Employers) Limited                                31 May 2002
------------------------------------------------------- ---------------------
First Connect Limited                                            31 May 2002
------------------------------------------------------- ---------------------
First Connect Utilities Limited                            13 September 2001
------------------------------------------------------- ---------------------
FPL Telecom Limited                                             31 July 2000
------------------------------------------------------- ---------------------
Fulcrum Connections (Employers) Limited                         6 April 1999
------------------------------------------------------- ---------------------
Gas Research & Technology Centre Limited                       3 August 2000
------------------------------------------------------- ---------------------
GRTC Limited                                                   3 August 2000
------------------------------------------------------- ---------------------
Infrastructure Technology Group Limited                         26 July 2000
------------------------------------------------------- ---------------------
Infrastructure Technology Holdings BV                          15 April 2002
(registered in the Netherlands)
------------------------------------------------------- ---------------------
ITG Limited                                                     20 June 2000
------------------------------------------------------- ---------------------
Jackson & Luttman Limited                                  17 September 1996
------------------------------------------------------- ---------------------
KiTechnology Holdings NV (registered in                     6 September 1991
Netherlands Antilles and Lattice
Group Holdings owns 15%)
------------------------------------------------------- ---------------------
Landranch Limited                                          22 September 1978
------------------------------------------------------- ---------------------
Lattice Energy Services (Employers) Limited                      24 May 2000
------------------------------------------------------- ---------------------
Lattice Enterprises Limited                                      14 May 2001
------------------------------------------------------- ---------------------
Lattice Group (Employers) Limited                              3 August 2000
------------------------------------------------------- ---------------------
Lattice Group Employee Benefit Trust Limited                    27 July 2000
------------------------------------------------------- ---------------------
Lattice Group Holdings (Employers) Limited                 18 September 2000
------------------------------------------------------- ---------------------
Lattice Group Services (Agency) Limited                        10 April 2001
------------------------------------------------------- ---------------------
Lattice Group Services Limited                                 10 April 2001
------------------------------------------------------- ---------------------
Lattice Limited                                                 28 July 2000
------------------------------------------------------- ---------------------


Exhibit G-1 Lattice Group plc Subsidiaries

Lattice Land Developments Limited                             14 August 2002
------------------------------------------------------- ---------------------
Lattice LNG Holdings Limited                                    18 June 2002
------------------------------------------------------- ---------------------
Lattice LNG Limited                                             28 July 2000
------------------------------------------------------- ---------------------
Lattice Opsco Limited                                       19 December 1996
------------------------------------------------------- ---------------------
Lattice Property (Employers) Limited                           24 March 2000
------------------------------------------------------- ---------------------
Lattice Telecom Finance Limited                             14 November 2001
(registered in Jersey)
------------------------------------------------------- ---------------------
Lattice Telecoms Limited                                         16 May 2001
------------------------------------------------------- ---------------------
Lattice Utilities Limited                                        14 May 2001
------------------------------------------------------- ---------------------
Loughborough Park Management Limited                        19 November 1993
------------------------------------------------------- ---------------------
Mainstream Forty-Seven Limited                               17 January 1990
------------------------------------------------------- ---------------------
NG Limited                                                   14 January 1992
------------------------------------------------------- ---------------------
Reformica Limited                                                14 May 2001
------------------------------------------------------- ---------------------
Risx Environmental Management Limited                       2 September 1999
------------------------------------------------------- ---------------------
RT Masts (Property) Limited                                     17 June 1958
------------------------------------------------------- ---------------------
Secondsite Estates Limited                                      29 June 2000
------------------------------------------------------- ---------------------
Secondsite Holdings Limited                                     30 June 2000
------------------------------------------------------- ---------------------
Secondsite Land Investments Limited                             29 June 2000
------------------------------------------------------- ---------------------
Secondsite Portfolio Solutions Limited                          29 June 2000
------------------------------------------------------- ---------------------
Secondsite Property Holdings Limited                            30 June 2000
------------------------------------------------------- ---------------------
Secondsite Property Limited                                     29 June 2000
------------------------------------------------------- ---------------------
Secondsite Property Portfolio Limited                           29 June 2000
------------------------------------------------------- ---------------------
Secondsite Regeneration Limited                                  11 May 2000
------------------------------------------------------- ---------------------
Skymasts Limited                                             28 October 1987
------------------------------------------------------- ---------------------
Sofrer SA (registered in France - in liquidation)
------------------------------------------------------- ---------------------
SSE Transco Limited                                          30 January 2001
------------------------------------------------------- ---------------------
SsiteT Espana Network Services SA (registered in Spain)
------------------------------------------------------- ---------------------
SST GmbH (registered in Germany)
------------------------------------------------------- ---------------------
SST Telecom Limited                                            8 August 2000
------------------------------------------------------- ---------------------
SST Towers Communications SAS (registered in France)
------------------------------------------------------- ---------------------
SSTUK Transco Limited                                        25 January 2001
------------------------------------------------------- ---------------------
Telink Limited                                                   9 July 1998
------------------------------------------------------- ---------------------
The Leasing Group (Employers) Limited                         8 January 2001
------------------------------------------------------- ---------------------
TLG Group plc                                                   20 June 2000
------------------------------------------------------- ---------------------
TLG Technology Limited                                         20 April 2001
------------------------------------------------------- ---------------------
Transco (Employers) Limited                                      19 May 2000
------------------------------------------------------- ---------------------
Transco Asset Maintenance (Scotland) Limited                 2 February 1999
------------------------------------------------------- ---------------------
Transco Asset Maintenance (Wales) Limited                    2 February 1999
------------------------------------------------------- ---------------------
Transco Asset Maintenance Limited                            2 February 1999
------------------------------------------------------- ---------------------
Transco Asset Management (Scotland) Limited                  2 February 1999
------------------------------------------------------- ---------------------
Transco Asset Management (Wales) Limited                     2 February 1999
------------------------------------------------------- ---------------------
Transco Asset Management Limited                             2 February 1999
------------------------------------------------------- ---------------------
Transco Connections (Scotland) Limited                       2 February 1999
------------------------------------------------------- ---------------------
Transco Connections (Wales) Limited                          2 February 1999
------------------------------------------------------- ---------------------
Transco Connections Limited                                  18 October 2001
------------------------------------------------------- ---------------------
Transco Emergency Services (Scotland) Limited                2 February 1999
------------------------------------------------------- ---------------------
Transco Emergency Services (Wales) Limited                   2 February 1999
------------------------------------------------------- ---------------------
Transco Emergency Services Limited                           2 February 1999
------------------------------------------------------- ---------------------
Transco Holdings (Employers) Limited                             19 May 2000
------------------------------------------------------- ---------------------
Transco LNG Storage Limited                                 18 December 1996
------------------------------------------------------- ---------------------


Exhibit G-1 Lattice Group plc Subsidiaries

Transco Metering Services (Scotland) Limited                 2 February 1999
------------------------------------------------------- ---------------------
Transco Pipeline Constructors (Scotland) Limited             2 February 1999
------------------------------------------------------- ---------------------
Transco Pipeline Constructors (Wales) Limited                2 February 1999
------------------------------------------------------- ---------------------
Transco Pipeline Constructors Limited                        2 February 1999
------------------------------------------------------- ---------------------
Transco Pipelines (Scotland) Limited                         2 February 1999
------------------------------------------------------- ---------------------
Transco Pipelines (Wales) Limited                            2 February 1999
------------------------------------------------------- ---------------------
Transco Pipelines Limited                                    2 February 1999
------------------------------------------------------- ---------------------
Transco Telecommunications Asset                            13 November 2000
Development Company Limited
------------------------------------------------------- ---------------------
Transco Transportation Company Limited                         8 August 1997
------------------------------------------------------- ---------------------
Utility Metering Services Limited                            2 February 1999
------------------------------------------------------- ---------------------
Vesas Limited                                                   5 April 2002
------------------------------------------------------- ---------------------